Exhibit 10.54

EXECUTION

FIRST AMENDMENT AND RESTATEMENT AGREEMENT

DATED 15 MARCH, 2017

between

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
(as borrower)

with

NET1 UEPS TECHNOLOGIES, INC
(as parent)

arranged by

FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
(as mandated lead arranger)

and

FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
(as original senior lender)

with

FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
(as facility agent)

relating to the Common Terms Agreement, originally dated 20 October, 2016

_____________________________________________________________________________________________________

THIS AGREEMENT is made between:

(1)	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED, registration number 2002/031446/07 (the Borrower);

(2)	NET1 UEPS TECHNOLOGIES, INC. a Florida corporation (Holdco);

(3)	THE PARTIES listed in Part I of Schedule 1 (The Original Parties) as original guarantors (the Original Guarantors);

(4)	FIRSTRAND BANK LIMITED (acting through its RAND MERCHANT BANK division), as mandated lead arranger (in this capacity, the Arranger);

(5)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (The Original Parties) as original lenders (in this capacity, the Original Senior Lenders);

(6)	FIRSTRAND BANK LIMITED (acting through its RAND MERCHANT BANK division) as agent of the other Finance Parties (the Facility Agent); and

(7)	FIRSTRAND BANK LIMITED (acting through its RAND MERCHANT BANK division), as original issuing bank (in this capacity, the Original Issuing Bank).

BACKGROUND:

(A)	This Agreement is supplemental to, amends and restates (but does not novate) each Original Finance Document (defined below).

(B)	The Parties have consented to the amendments to the Original Finance Documents contemplated by this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

1.1.1	Amended & Restated Common Terms Agreement means the Original Common Terms Agreement, as amended and restated pursuant to this Agreement.

1.1.2	Amended & Restated Senior Facility A Agreement means the means the Original Facility A Agreement, as amended and restated pursuant to this Agreement.

1.1.3	Amended & Restated Senior Facility B Agreement means the means the Original Facility B Agreement, as amended and restated pursuant to this Agreement.

1.1.4	Amended & Restated Senior Facility C Agreement means the means the Original Facility C Agreement, as amended and restated pursuant to this Agreement.

1.1.5	Amendment Document means:

(a)	this Agreement;

(b)	the Amended & Restated Common Terms Agreement;

(c)	the Amended & Restated Senior Facility A Agreement;

(d)	the Amended & Restated Senior Facility B Agreement; or

(e)	the Amended & Restated Senior Facility C Agreement.

1.1.6	Effective Date means the date on which the Facility Agent issues the notice referred to in Clause 2.1 (Effective Date).

1.1.7

Original Common Terms Agreement means the written agreement entitled "Common Terms Agreement", dated 20 October, 2016, between, among others, the Borrower (as borrower), the Original Senior Lenders and the Facility Agent (as agent of the other Finance Parties) as amended by amendment letters dated 15 November, 2017 and 28 February, 2017.

1.1.8	Original Finance Documents means:

(a)	the Original Common Terms Agreement;

(b)	the Original Senior Facility A Agreement;

(c)	the Original Senior Facility B Agreement;

(d)	the Original Senior Facility C Agreement;

1.1.9

Original Senior Facility A Agreement means the written agreement entitled "Senior Facility A Agreement", dated 20 October, 2016, between the Borrower (as borrower), the Original Senior Facility A Lender and the Facility Agent as amended by an amendment letter dated 28 February, 2017.

1.1.10

Original Senior Facility B Agreement means the written agreement entitled "Senior Facility B Agreement", dated 20 October, 2016, between the Borrower (as borrower), the Original Senior Facility B Lender and the Facility Agent as amended by an amendment letter dated 28 February, 2017.

1.1.11

Original Senior Facility C Agreement means the written agreement entitled "Senior Facility C Agreement", dated 20 October, 2016, between the Borrower (as borrower), the Original Senior Facility C Lender and the Facility Agent as amended by an amendment letter dated 28 February, 2017.

1.1.12	Party means a party to this Agreement.

1.1.13	Signature Date means the date on which, once this Agreement has been signed by all the Parties, it is signed by the last Party to do so.

Unless expressly otherwise defined in this Agreement, terms and expressions defined in the Amended & Restated Common Terms Agreement have the same meaning in this Agreement.

1.2	Construction

The provisions of clause 1 (Definitions and Interpretation), Clause 33 (Notices) and Clause 36 (General Provisions) of the Amended & Restated Common Terms Agreement apply to this Agreement as though they were set out in full in this Agreement, except that references to the Amended & Restated Common Terms Agreement are to be construed as references to this Agreement.

2.	EFFECTIVE DATE

2.1	The Original Finance Documents will not be amended by this Agreement unless the Facility Agent notifies the Borrower and the Lenders that:

2.1.1	it has received a copy of this Agreement duly signed by each Party; and

2.1.2	the Borrower has delivered to the Facility Agent all the documents set out in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Lenders.

The Facility Agent must give this notification as soon as reasonably practicable. The requirements set out in this Clause 2.1 are for the benefit solely of the Finance Parties. The Facility Agent, acting on the instructions of all the Lenders, may waive or defer delivery of any or all of the documents set out in Schedule 2 (Conditions Precedent), subject to such other conditions (if any) as it may determine (acting on the instructions of all the Lenders).

2.2

If the Facility Agent does not give the notice contemplated in Clause 2.1 above to the Borrower and the Lenders on or before 23h59 on 15 March, 2017, the Original Finance Documents shall not be amended as provided in this Agreement.

2.3

The Borrower undertakes that promptly upon presentation of a signed copy of a Transfer Certificate duly entered into by the Original Senior Lender (as Existing Lender), a New Lender and the Facility Agent, the Borrower shall issue a signed Utilisation Request under the Senior Facility A Agreement and the Senior Facility B Agreement to the New Lender (as Issuing Bank) requesting the issue of a Bank Guarantee in the amount of the transferred Senior Facility A Commitment and the Senior Facility B Commitment.

3.	AMENDMENTS

3.1	Amendment and restatement of Finance Documents

Subject to the terms of this Agreement, on and with effect from the Effective Date:

3.1.1	the Original Common Terms Agreement will be amended so that it reads as if it were restated in the form set out in Schedule 3 (Amended and Restated Common Terms Agreement);

3.1.2	the Original Senior Facility A Agreement will be amended so that it reads as if it were restated in the form set out in Schedule 4 (Amended and Restated Senior Facility A Agreement);

3.1.3	the Original Senior Facility B Agreement will be amended so that it reads as if it were restated in the form set out in Schedule 5 (Amended and Restated Senior Facility B Agreement); and

3.1.4	the Original Senior Facility C Agreement will be amended so that it reads as if it were restated in the form set out in Schedule 6 (Amended and Restated Senior Facility C Agreement).

3.2	Finance Documents

On and with effect from the Effective Date, any reference in a Finance Document to:

3.2.1	the "Common Terms Agreement" shall be a reference to that agreement as amended and restated pursuant to this Agreement;

3.2.2	the "Senior Facility A Agreement" shall be a reference to that agreement as amended and restated pursuant to this Agreement;

3.2.3	the "Senior Facility B Agreement" shall be a reference to that agreement as amended and restated pursuant to this Agreement; and

3.2.4	the "Senior Facility C Agreement" shall be a reference to that agreement as amended and restated pursuant to this Agreement.

4.	REPRESENTATIONS AND WARRANTIES

Each Obligor makes the representations and warranties set out in this Clause to each Finance Party on the Signature Date. References in this Clause to it or its include, unless the context otherwise requires, each Obligor.

4.1	Status

4.1.1	It is a limited liability corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

4.1.2	It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

4.2	Capacity, power and authority

4.2.1

It has the legal capacity and power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.

4.2.2	No limit on its powers will be exceeded as a result of the borrowing, grant of security or giving of guarantees or indemnities contemplated by the Finance Documents to which it is a party.

4.3	Binding obligations

4.3.1	The obligations expressed to be assumed by it in each Finance Document to which it is a party are legal, valid, binding and enforceable obligations.

4.3.2	Each Finance Document to which it is a party is in the proper form for its enforcement in the jurisdiction of its incorporation.

4.4	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents to which it is a party and the establishment of Transaction Security pursuant to the Security Documents to which it is a party, do not and will not conflict with:

4.4.1	any law or regulation applicable to it;

4.4.2	its or any of its Subsidiaries' constitutional documents; or

4.4.3

any material agreement or instrument binding upon it or any of its Subsidiaries or any of its or any of its Subsidiaries' assets or constitute a default or termination event (however described) under any such agreement or instrument.

4.5	Authorisations

Except as expressly set out in Schedule 11 (Disclosure Schedule) of the Original Common Terms Agreement, all authorisations required:

4.5.1	to enable it lawfully to enter into, exercise its rights and comply with its obligations under the Finance Documents to which it is a party;

4.5.2	to make the Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation; and

4.5.3	for it and those of its Subsidiaries which are members of the Group to carry on their respective businesses in the ordinary course and in all material respects as they are being conducted,

have been obtained or effected and are in full force and effect.

4.6	Repeating Representations

The Repeating Representations:

4.6.1	are true; and

4.6.2	would also be true if references to the Original Finance Documents were construed as references to the Original Finance Documents as amended by this Agreement.

In each case, each Repeating Representation is made by reference to the circumstances existing at the Signature Date.

5.	GUARANTEES

On the Effective Date, each Obligor:

5.1	confirms its acceptance of the Amendment Documents;

5.2	agrees that it is bound as an Obligor by the terms of the Amendment Documents; and

5.3	(if a Guarantor) confirms that its guarantee under clause 21 (Guarantee and Indemnity) of the Original Common Terms Agreement and under any other Finance Document entered into with a Finance Party:

5.3.1	continues in full force and effect on the terms of the Amended & Restated Common Terms Agreement; and

5.3.2	extends to the obligations of the Obligors under the Amendment Documents (including the Amended & Restated Common Terms Agreement).

6.	SECURITY

On the Effective Date, each Obligor confirms that:

6.1

any Security created by it under the Security Documents extends to the obligations of the Obligors under the Finance Documents (including the Amended & Restated Common Terms Agreement, the Amended & Restated Senior Facility A Agreement, the Amended & Restated Senior Facility B Agreement and the Amended & Restated Senior Facility C Agreement); and

6.2	the Security created under each Security Document to which it is a party continues in full force and effect on the terms of the respective Security Documents.

7.	MISCELLANEOUS

7.1	This Agreement is a Finance Document.

7.2	Each Original Finance Document and this Agreement will, from the Effective Date, be read and construed as one document.

7.3	Except as otherwise provided in this Agreement, the Finance Documents remain in full force and effect without any amendment whatsoever.

7.4

Except to the extent expressly waived in this Agreement, no waiver is given by this Agreement and the Lenders expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

8.	GOVERNING LAW

This Agreement is governed by the laws of South Africa.

9.	COUNTERPARTS

This Agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

SCHEDULE 1

THE PARTIES

Part I

The Original Obligors

	Name of Borrower	Jurisdiction of Incorporation	Registration number (or equivalent, if any)
1.	Net1 Applied Technologies South Africa Proprietary Limited	South Africa	2002/031446/07

	Name of Original Guarantor	Jurisdiction of Incorporation	Registration number (or equivalent, if any)
1.	Net1 UEPS Technologies, Inc.	State of Florida, United States	N/A
2.	Net1 Applied Technologies South Africa Proprietary Limited	South Africa	2002/031446/07
3.	Cash Paymaster Services Proprietary Limited	South Africa	1971/007195/07
4.	EasyPay Proprietary Limited	South Africa	1983/008597/07
5.	Manje Mobile Electronic Payment Services Proprietary Limited	South Africa	2008/004377/07
6.	Moneyline Financial Services Proprietary Limited	South Africa	1998/020799/07
7.	Net1 FIHRST Holdings Proprietary Limited	South Africa	2009/022023/07
8.	Net1 Finance Holdings Proprietary Limited	South Africa	1998/020801/07
9.	Net1 Mobile Solutions Proprietary Limited	South Africa	2006/009851/07
10.	Net1 Universal Electronic Technological Solutions	South Africa	2009/001034/07
Proprietary Limited
11.	Prism Holdings Proprietary Limited	South Africa	1998/018949/07
12.	Prism Payment Technologies Proprietary Limited	South Africa	1990/005062/07
13.	RMT Systems Proprietary Limited	South Africa	2001/028826/07

Part II

The Original Senior Lenders

Name of Lender
1.	FirstRand Bank Limited (acting through its Rand Merchant Bank division)

SCHEDULE 2

CONDITIONS PRECEDENT

1.	ORIGINAL OBLIGORS

1.1	A copy of the constitutional documents of each Original Obligor.

1.2	A copy of a resolution of the board of directors of each Original Obligor and other members of the Group which are party to a Finance Document:

1.2.1	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;

1.2.2

authorising it, for all purposes required under sections 45 and/or 46 of the Companies Act (as applicable), to provide the "financial assistance" and to make any "distribution" that may arise as a result of its entry into the Finance Documents to which it is a party;

1.2.3	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and

1.2.4

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.

1.3

A copy of a special resolution duly passed by the holders of the issued shares of each Original Guarantor authorising it, for all purposes required under section 45 of the Companies Act, to provide the "financial assistance" that may arise as a result of its entry into the Finance Documents to which it is a party.

1.4	A specimen of the signature of each person authorised by the resolution referred to in paragraph 1.2 above.

1.5	A certificate of the Borrower and each other Original Obligor (signed by a director or other authorised signatory):

1.5.1	confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded.

1.5.2	certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date.

1.6	A certificate of the Borrower (signed by a director or other authorised signatory) confirming as at the Effective Date that:

1.6.1	no Default or Event of Default has occurred or is continuing or will result from the execution of the Finance Documents;

1.6.2	the representations and warranties set out in Clause 22 (Representations) of the Amended and Restated Common Terms Agreement are true and correct in all respects;

1.6.3	that no event or series of events or circumstances has occurred or arisen which, in the Borrower’s opinion, is likely to have a Material Adverse Effect;

1.6.4

that no investigation, litigation, arbitration or administrative proceedings of or before any court, arbitral body, competent competition authority or other regulatory authority or government agency which, if adversely determined, will have or is reasonably likely to have a Material Adverse Effect have, to the best of its knowledge and belief, been started or threatened against it or any member of the Group.

1.7

If such Original Obligor is a US Guarantor, a certificate as to the existence and good standing (including verification of tax status, if generally available) of such US Guarantor from the appropriate governmental authorities in such US Guarantor’s jurisdiction of organisation, in form and substance satisfactory to the Facility Agent and its counsel.

1.8

If such Original Obligor is a US Guarantor, a solvency certificate signed by the chief financial officer or chief accounting officer of such Obligor in form and substance satisfactory to the Facility Agent and its counsel.

2.	Legal opinions

2.1

A legal opinion of Webber Wentzel, legal advisers to the Finance Parties, addressed to the Facility Agent for and on behalf of the Finance Parties, substantially in the form distributed to the Original Senior Lenders prior to signing this Agreement in respect of the legality, validity and enforceability of the Finance Documents.

2.2

A legal opinion of Cliffe Dekker Hofmeyr, legal advisers to the Obligors in South Africa, addressed to the Facility Agent for and on behalf of the Finance Parties, substantially in the form distributed to the Original Senior Lenders prior to signing this Agreement, in respect of the capacity, powers and authority of those members of the Group incorporated in South Africa which are party to the Finance Documents, to enter into and perform their obligations under the Finance Documents and the due execution of those documents.

2.3

A legal opinion of DLA Piper, legal advisers to the Finance Parties in the US, addressed to the Facility Agent for and on behalf of the Finance Parties, substantially in the form distributed to the Original Senior Lenders prior to signing this Agreement, in respect of the capacity, powers and authority of those members of the Group incorporated in the US which are party to the Finance Documents, to enter into and perform their obligations under the Finance Documents and the due execution of those documents.

3.	Finance Documents

3.1	An signed copy of this Agreement duly entered into by each Party to it.

4.	Subscription Agreement

A copy of the Subscription Agreement.

5.	Credit Approval

The approval of the credit committee of RMB of the grant of the Facilities to the Borrower under the Finance Documents.

6.	Regulatory authorisations

All regulatory approvals required for the implementation of the transactions contemplated by the Finance Documents (including to the extent that any such approval is required to establish any Security under the Security Documents).

7.	Know Your Customer Requirements

Such documentation and other evidence as is reasonably requested by the Facility Agent (for itself or on behalf of any other Finance Party) to carry out and be satisfied that it has complied with all necessary know your customer or similar identification procedures under applicable laws and regulations (including the Financial Intelligence Centre Act, 2001) pursuant to the transactions contemplated in the Finance Documents.

8.	Financial information

A copy of the Original Financial Statements.

9.	Other documents and evidence

A copy of any other authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

SCHEDULE 3

AMENDED AND RESTATED COMMON TERMS AGREEMENT

SCHEDULE 4

AMENDED AND RESTATED SENIOR FACILITY A AGREEMENT

SCHEDULE 5

AMENDED AND RESTATED SENIOR FACILITY B AGREEMENT

SCHEDULE 6

AMENDED AND RESTATED SENIOR FACILITY C AGREEMENT

SIGNATURE PAGE

THE BORROWER

/s/ Herman G. Kotzé
For and on behalf of:
Net1 Applied Technologies South Africa
Proprietary Limited

Name:         Herman G. Kotzé

Office:        Director

                   (who warrants his authority)

HOLDCO

/s/ Herman G. Kotzé
For and on behalf of:
Net1 UEPS Technologies, Inc

Name:         Herman G. Kotzé

Office:         Director

                    (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
Net1 UEPS Technologies, Inc.

Name:         Herman G. Kotzé

Office:         Director

                    (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
Net1 Applied Technologies South Africa
Proprietary Limited

Name:         Herman G. Kotzé

Office:         Director

                    (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
Cash Paymaster Services Proprietary
Limited

Name:         Herman G. Kotzé

Office:         Director

                    (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
EasyPay Proprietary Limited

Name:         Herman G. Kotzé

Office:         Director

                     (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
Manje Mobile Electronic Payment
Services Proprietary Limited

Name:         Herman G. Kotzé

Office:         Director

                     (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
Moneyline Financial Services
Proprietary Limited

Name:         Herman G. Kotzé

Office:         Director

                    (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
Net1 FIHRST Holdings Proprietary
Limited

Name:         Herman G. Kotzé

Office:         Director

                     (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
Net1 Finance Holdings Proprietary
Limited

Name:         Herman G. Kotzé

Office:         Director

                    (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
Net1 Mobile Solutions Proprietary
Limited

Name:         Herman G. Kotzé

Office:         Director

                    (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ N. Pillay
For and on behalf of:
Net1 Universal Electronic Technological
Solutions Proprietary Limited

Name:         N Pillay

Office:         Director

                     (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
Prism Holdings Proprietary Limited

Name:         Herman G. Kotzé

Office:         Director

                    (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
Prism Payment Technologies Proprietary Limited

Name:         Herman G. Kotzé

Office:         Director

                     (who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Herman G. Kotzé
For and on behalf of:
RMT Systems Proprietary Limited

Name:         Herman G. Kotzé

Office:         Director

                    (who warrants his authority)

SIGNATURE PAGE

FACILITY AGENT

/s/ Ziyaad Manie	/s/ Niel van Zyl
For and on behalf of:	For and on behalf of:
FirstRand Bank Limited (acting through	FirstRand Bank Limited (acting through
its Rand Merchant Bank division)	its Rand Merchant Bank division)

Name: Ziyaad Manie	Name:	Niel van Zyl

Office: Authorised	Office:	Authorised

(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

THE ARRANGER

/s/ Ziyaad Manie	/s/ Niel van Zyl
For and on behalf of:	For and on behalf of:
FirstRand Bank Limited (acting through	FirstRand Bank Limited (acting through
its Rand Merchant Bank division)	its Rand Merchant Bank division)

Name: Ziyaad Manie	Name:	Niel van Zyl

Office: uthorised	Office:	Authorised

(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

ORIGINAL SENIOR LENDER

/s/ Ziyaad Manie	/s/ Niel van Zyl
For and on behalf of:	For and on behalf of:
FirstRand Bank Limited (acting through	FirstRand Bank Limited (acting through
its Rand Merchant Bank division)	its Rand Merchant Bank division)

Name: Ziyaad Manie	Name:	Niel van Zyl

Office: Authorised	Office:	Authorised

(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

ORIGINAL ISSUING BANK

/s/ Ziyaad Manie	/s/ Niel van Zyl
For and on behalf of:	For and on behalf of:
FirstRand Bank Limited (acting through	FirstRand Bank Limited (acting through
its Rand Merchant Bank division)	its Rand Merchant Bank division)

Name: Ziyaad Manie	Name:	Niel van Zyl

Office: Authorised	Office:	Authorised

(who warrants his authority)		(who warrants his authority)